UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	April 11, 2018

1ST CONSTITUTION BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective as of 5:00 p.m. Eastern Time on April 11, 2018 (the “Effective Time”), New Jersey Community Bank, a New Jersey State-chartered bank (“NJCB”), merged with and into 1st Constitution Bank, a wholly-owned subsidiary of 1st Constitution Bancorp (“1st Constitution”), with 1st Constitution Bank as the surviving entity (the “Merger”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 6, 2017, by and among 1st Constitution, 1st Constitution Bank and NJCB.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the holders of record of shares of common stock of NJCB became entitled to receive, for each issued and outstanding share of common stock of NJCB owned at the Effective Time, a combination of common stock of 1st Constitution (“1st Constitution Common Stock”) and cash as follows:

(i)	0.1309 of one share of common stock of 1st Constitution Common Stock, subject to the payment of cash in lieu of fractional shares; and

(ii)
$1.60 in cash, subject to $0.21 (the “Escrow Amount”) being placed in escrow in accordance with the terms and conditions of the Merger Agreement to cover costs and expenses that may be incurred by 1st Constitution after the Effective Time as a result of specific pending litigation against NJCB.

Each share of 1st Constitution Common Stock outstanding prior to the Effective Time remained outstanding and was unaffected by the Merger.

The foregoing description of the Merger and the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, attached as Exhibit 2.1 to the 1st Constitution Current Report on Form 8-K filed on November 7, 2017, which is incorporated by reference herein.

Item 8.01	Other Events.

On April 12, 2018, 1st Constitution issued a press release announcing the completion of the Merger.  A copy of the press release is incorporated herein by reference as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

2.1
Agreement and Plan of Merger, dated as of November 6, 2017, by and among 1st Constitution Bancorp, 1st Constitution Bank and New Jersey Community Bank (attached as Exhibit 2.1 to the 1st Constitution Bancorp Current Report on Form 8-K filed on November 7, 2017).

99.1	Press Release, dated April 12, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: April 12, 2018	By:	/s/ Robert F. Mangano
Name: Robert F. Mangano
Title: President and Chief Executive Officer